NUVEEN SYMPHONY DYNAMIC EQUITY FUND

SUPPLEMENT DATED APRIL 13, 2017

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2016

Nuveen Symphony Dynamic Equity Fund will be liquidated after the close of business on or near June 22, 2017.

Effective May 15, 2017, the fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of today may continue to purchase fund shares until June 15, 2017. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on or near June 22, 2017, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SDEFS-0417P